OTHER EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Summary of Components of Other Expenses, Net
The following table shows the components of other expenses, net for the years ended December 31, 2023, and 2022 (in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
HHLLC stock-based compensation	$(2,339)	$—
Transaction fees	(3,640)	—
Other, net	(428)	(436)
Interest income	48	52

Other expense, net	$(6,359)	$(384)